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                               CUSTODIAN AGREEMENT



         AGREEMENT made this 14th day of June, 1995, between each of the Investment Companies listed on Appendix C hereto, as the same may be amended from time to time (each a "Fund" and collectively the "Funds") and Brown Brothers Harriman & Co. (the "Custodian");

         WITNESSETH: That in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. EMPLOYMENT OF CUSTODIAN: Each Fund hereby employs and appoints the Custodian as a custodian for the term and subject to the provisions of this Agreement. The Custodian shall not be under any duty or obligation to require a Fund to deliver to it any securities or funds owned by the Fund and shall have no responsibility or liability for or on account of securities or funds not so delivered. Each Fund will deposit with the Custodian copies of the Declaration of Trust or Certificate of Incorporation and By-Laws (or comparable documents) of the Fund and all amendments thereto, and copies of such votes and other proceedings of the Fund as may be necessary for or convenient to the Custodian in the performance of its duties.

         2. POWERS AND DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF EACH FUND HELD BY THE CUSTODIAN: Except for securities and funds held by any Subcustodians appointed pursuant to the provisions of Section 3 hereof or held by any Foreign Depositories (as said term is defined in Section 3) utilized by a Subcustodian which powers and duties are set forth in Subcustodian Agreements, substantially in the form set forth in Exhibit 1, which each Fund shall from time to time review and approve as provided in Section 3 hereto, the Custodian shall have and perform the following powers and duties:

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         2.1.  SAFEKEEPING - To keep safely the securities and other assets of each Fund that have been delivered to the Custodian and, on behalf of each Fund from time to time to receive delivery of securities for safekeeping.

         2.2.  MANNER OF HOLDING SECURITIES - To hold securities of each Fund
(1) by physical possession of the share certificates or other instruments representing such securities in registered or bearer form, or (2) in book-entry form by a Securities System (as said term is defined in Section 2.22) or a Foreign Depository.

         2.3. REGISTRATION - To hold registered securities of each Fund, with or without any indication of fiduciary capacity, provided that securities are held in an account of the Custodian containing only assets of the Fund or only assets held as fiduciary or custodian for customers; provided that the records of the Custodian shall at all times reflect the Fund or other customer for which such securities and other property are held in such accounts and the respective interest therein.

         2.4.  PURCHASES - Upon receipt of proper instructions, as defined in
Section 2.27, insofar as funds are available or as funds are otherwise provided by the Custodian at its discretion pursuant to Section 2.25 (Advances) below for the purpose, to pay for and receive securities purchased for the account of a Fund, payment being made only upon receipt of the securities (1) by the Custodian, or (2) by a clearing corporation of a national securities exchange of which the Custodian is a member, or (3) by a Securities System or a Foreign Depository. HOWEVER, NOTWITHSTANDING THE FOREGOING, (i) in the case of repurchase agreements entered into by a Fund, the Custodian (as well as an Agent) may release funds to a Securities System, a Foreign Depository or a Subcustodian prior to the receipt of advice from the Securities System, Foreign Depository or Subcustodian that the securities underlying such repurchase agreement have been


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transferred by book entry into the Account (as defined in Section 2.22) of the
Custodian (or such Agent) maintained with such Securities System or to the Foreign Depository or Subcustodian, so long as such payment instructions to the Securities System, Foreign Depository or Subcustodian include a requirement that delivery is only against payment for securities, (ii) in the case of foreign exchange contracts, options, time deposits, call account deposits, currency deposits, and other deposits, contracts or options pursuant to Sections 2.10, 2.12, 2.13, 2.14 and 2.15, the Custodian may make payment therefor without receiving an instrument evidencing said deposit, contract or option so long as such payment instructions detail specific securities to be acquired, and (iii) the Custodian may make payment for securities prior to receipt thereof in accordance with (A) governmental regulations, (B) rules of Securities Systems, Foreign Depositories or other U.S. or foreign clearing agencies, (C) generally accepted trade practice in the applicable local market, (D) the terms of the instrument representing the security, or (E) proper instructions.

         2.5. EXCHANGES - Upon receipt of proper instructions, to exchange securities held by it for the account of a Fund for other securities in connection with any reorganization, recapitalization, split-up of shares, change of par value, conversion or other event relating to the securities or the issuer of such securities and to deposit any such securities in accordance with the terms of any reorganization or protective plan. Without proper instructions, the Custodian may surrender securities in temporary form for definitive securities, may surrender securities for transfer into an account as permitted in Section 2.3, and may surrender securities for a different number of certificates or instruments representing the same number of shares or same principal amount of indebtedness, provided the securities to be issued are to be delivered to the Custodian.

         2.6. SALES OF SECURITIES - Upon receipt of proper instructions, to make delivery of securities which have been sold for the account of a Fund, but only against payment therefor


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(1) in cash, by a certified check, bank cashier's check, bank credit, or bank wire transfer, or (2) by credit to the account of the Custodian with a clearing corporation of a national securities exchange of which the Custodian is a member, or (3) by credit to the account of the Custodian or an Agent of the Custodian with a Securities System or a Foreign Depository. HOWEVER, NOTWITHSTANDING THE FOREGOING, (i) in the case of delivery of physical certificates or instruments representing securities, the Custodian may make delivery to the broker buying the securities, against receipt therefor, for examination in accordance with "street delivery" custom, provided that the payment therefor is to be made to the Custodian (which payment may be made by a broker's check) or that such securities are. to be returned to the Custodian, and (ii) the Custodian may make settlement of securities sold, including with respect to the form of payment, in accordance with (A) governmental regulations,
(B) rules of Securities Systems, Foreign Depositories or other U.S. or foreign clearing agencies, (C) generally accepted trade practice in the applicable local market, (D) the terms of the instrument representing the security, or (E) proper instructions.

         2.7. DEPOSITARY RECEIPTS - Upon receipt of proper instructions, to instruct a Subcustodian or an Agent to surrender securities to the depositary used by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter collectively referred to as "ADRs") for such securities against a written receipt therefor adequately describing such securities and written evidence satisfactory to the Subcustodian or Agent that the depositary has acknowledged receipt of instructions to issue with respect to such securities ADRs in the name of the Custodian, or a nominee of the Custodian, for delivery to the Custodian in Boston, Massachusetts, or at such other place as the Custodian may from time to time designate.


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               Upon receipt of proper instructions, to surrender ADRs to the issuer thereof against a written receipt therefor adequately describing the ADRs surrendered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged receipt of instructions to cause its depositary to deliver the securities underlying such ADRs to a Subcustodian or an Agent.

         2.8. EXERCISE OF RIGHTS; TENDER OFFERS - Upon timely receipt of proper instructions, to deliver to the issuer or trustee thereof, or to the agent of either, warrants, puts, calls, rights or similar securities for the purpose of being exercised or sold, provided that the new securities and cash, if any, acquired by such action are to be delivered to the Custodian, and, upon receipt of proper instructions, to deposit securities upon invitations for tenders of securities, provided that the consideration is to be paid or delivered, or the tendered securities are to be returned, to the Custodian.

         2.9. STOCK DIVIDENDS, RIGHTS, ETC. - To receive and collect all stock dividends, rights and other items of like nature; and to deal with the same pursuant to proper instructions relative thereto.

         2.10. OPTIONS - Upon receipt of proper instructions or upon receipt of instructions given pursuant to any agreement relating to an option or as otherwise provided in any such agreement to (i) receive and retain, to the extent provided to the Custodian, confirmations or other documents evidencing the purchase, sale or writing of an option of any type on or in respect of a security, securities index or similar form of property by a Fund; (ii) deposit and maintain in a segregated account, either physically or by book-entry in a Securities System or Foreign Depository or with a broker, dealer or other entity, securities, cash or other assets in connection with options transactions entered into by each Fund; (iii) transfer securities, cash or other assets


                                      -5-
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to a Securities System, Foreign Depository, broker, dealer or other entity, as margin (including variation margin) or other security for a Fund's obligations in respect of any option; and (iv) pay, release and/or transfer such securities, cash or other assets in accordance with a notice or other communication evidencing the expiration, termination or exercise of or default under any such option furnished by The Options Clearing Corporation, by the securities or options exchange on which such option is traded or by such broker, dealer or other entity as may be responsible for handling such options transaction or have authority to give such notice or communication. The Custodian shall not be responsible for the sufficiency of assets held in any segregated account established in compliance with applicable margin maintenance requirements or the performance of the other terms of any agreement relating to an option. Notwithstanding the foregoing, options on futures contracts and options to purchase and sell foreign currencies shall be governed by Sections 2.14 and 2.15.

         2.11. BORROWINGS - Upon receipt of proper instructions, to deliver securities of a Fund to lenders or their agents as collateral for borrowings effected by the Fund, provided that such borrowed money is payable to or upon the Custodian's order as Custodian for the Fund.

         2.12. DEMAND DEPOSIT BANK ACCOUNTS - To open and operate an account or accounts in the name of each Fund, subject only to draft or order by such Fund, and to hold in such account or accounts deposits accepted on the Custodian's books denominated in U.S. and foreign currency, received for the account of the Fund. The obligation of the Custodian for deposits accepted on the Custodian's books shall be as follows: (a) the Custodian's obligations for deposits accepted on its books and denominated in U.S. currency shall be that of a U.S. bank for a similar deposit and (b) the Custodian's obligations for deposits accepted on its books and denominated in any foreign currency shall be that of a U.S. bank for a similar deposit, provided


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that such foreign currency deposits shall have the benefit of and be subject to the provisions of the last paragraph of Section 6.3 hereof, and accordingly in the event and to the extent the Custodian shall be unable to obtain payment due to a Sovereign Risk or other factor described in the first sentence of said last paragraph of Section 6.3 from any bank, trust company or similar institution with which the Custodian has in turn deposited funds denominated in a foreign currency by reason of the Custodian's foreign currency deposit obligation to a Fund, the Custodian's obligation to pay the Fund in respect of such foreign currency obligation shall similarly be deferred or relieved until and to the extent the Custodian is able to obtain payment in respect of the Custodian's foreign deposit from such bank, trust company or similar institution and accordingly shall not be payable on demand in U.S. currency.

               If and when authorized by proper instructions, the Custodian may open and operate an additional account(s) in such other banks, trust companies or similar institutions as may be designated by a Fund in such instructions (any such bank, trust company or similar institution so designated by the Fund being referred to hereafter as a "Banking Institution"), and may hold in such account or accounts deposits of the Fund denominated in U.S. or foreign currency, provided that such account(s) (hereinafter collectively referred to as "demand deposit bank accounts") shall be in the name of the Custodian or a nominee of the Custodian for the account of the Fund or for the account of the Custodian's customers generally and shall be subject only to the Custodian's draft or order; provided that any such demand deposit bank account shall contain only assets held by the Custodian as a fiduciary or custodian for the Fund and/or other customers and that the records of the Custodian shall indicate at all times the Fund and/or other customers for which such funds are held in such account and the respective interests therein. Such demand deposit accounts may be opened with Banking Institutions in the United States and


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in other countries and may be denominated in either U.S. Dollars or other currencies as a Fund may determine. The records for each such account will be maintained by the Custodian but the deposits in any such account shall not constitute a deposit liability of the Custodian. All such deposits, including with Subcustodians, shall be deemed to be portfolio securities of a Fund and accordingly the responsibility of the Custodian therefor shall be the same as and no greater than the Custodian's responsibility in respect of other portfolio securities of the Fund. The authorization by a Fund to appoint a Subcustodian as such shall also constitute a proper instruction to open a demand deposit bank account subject to the provisions of this paragraph with such Subcustodian.

         2.13. INTEREST BEARING CALL OR TIME DEPOSITS - To place interest bearing fixed term and call deposits with such banks and in such amounts as a Fund may authorize pursuant to proper instructions. Such deposits may be placed with the Custodian or with Subcustodians or other Banking Institutions as a Fund may determine, in the name of the Custodian or a nominee of the Custodian for the account of the Fund or the account of the Custodian's customers generally and subject only to the Custodian's draft or order; provided that any such deposit shall be held in an account containing only assets held by the Custodian as a fiduciary or custodian for the Fund and/or other customers and that the records of the Custodian shall indicate at all times the Fund and/or other customers for which such funds are held in such account and the respective interests therein. Deposits may be denominated in U.S. Dollars or other currencies and need not be evidenced by the issuance or delivery of a certificate to the Custodian, provided that the Custodian shall include in its records with respect to the assets of a Fund appropriate notation as to the amount and currency of each such deposit, the accepting Banking Institution and other appropriate details, and shall retain such forms of advice or receipt evidencing the deposit, if any,


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as may be forwarded to the Custodian by the Banking Institution. Funds, other than those accepted on the Custodian's books as a deposit, but including those placed with Subcustodians, shall be deemed portfolio securities of a Fund and the responsibilities of the Custodian therefor shall be the same as those for demand deposit bank accounts placed with other banks, as described in the second paragraph of Section 2.12 of this Agreement. The responsibility of the Custodian for funds accepted on the Custodian's books as a deposit shall be that of a U.S. bank for a similar deposit.

         2.14. FUTURES CONTRACTS - Upon receipt of proper instructions or upon receipt of instructions given pursuant to any agreement relating to a futures contract or an option thereon or as otherwise provided in any such agreement, to
(i) receive and retain, to the extent provided to the Custodian, confirmations or other documents evidencing the purchase or sale of a futures contract or an option on a futures contract by a Fund; (ii) deposit and maintain in a segregated account, either physically or by book-entry in a Securities System or Foreign Depository, for the benefit of any futures commission merchant, or pay to such futures commission merchant, securities, cash or other assets designated by a Fund as initial, maintenance or variation "margin" deposits intended to secure the Fund's performance of its obligations under any futures contract purchased or sold or any option on a futures contract written, purchased or sold by the Fund, in accordance with the provisions of any agreement relating thereto or the rules of the Commodity Futures Trading Commission and/or any contract market or any similar organization on which such contract or option is traded; and (iii) pay, release and/or transfer securities, cash or other assets into or out of such margin accounts only in accordance with any such agreement or rules. The Custodian shall not be responsible for the sufficiency of assets held in any segregated account


                                      -9-
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established in compliance with applicable margin maintenance requirements or the performance of the other terms of any agreement relating to a futures contract or an option thereon.

         2.15. FOREIGN EXCHANGE TRANSACTIONS - Pursuant to proper instructions, to settle foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf and for the account of a Fund with such currency brokers or Banking Institutions, including Subcustodians, as the Fund may direct pursuant to proper instructions. The Custodian shall be responsible for the transmission of cash and instructions to and from the currency broker or Banking Institution with which the contract or option is made, the safekeeping of all certificates and other documents and agreements evidencing or relating to such foreign exchange transactions as the Custodian may receive and the maintenance of proper records as set forth in Section 5.1. In connection with such transactions, the Custodian is authorized to make free outgoing payments of cash in the form of U.S. Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received. Each Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred by the Fund or the Custodian as a result of the failure or delay of third parties to deliver foreign exchange.

               Alternatively, such transactions may be undertaken by the Custodian as principal, if instructed by a Fund.

               Foreign exchange contracts and options, other than those executed with the Custodian as principal, but including those executed with Subcustodians, shall be deemed to


                                      -10-
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be portfolio securities of a Fund and the responsibility of the Custodian therefor shall be the same as and no greater than the Custodian's responsibility in respect of other portfolio securities of the Fund. The responsibility of the Custodian with respect to foreign exchange contracts and options executed with the Custodian as principal shall be that of a U.S. bank with respect to a similar contract or option.

         2.16. STOCK LOANS - Upon receipt of proper instructions, to deliver securities of a Fund, in connection with loans of securities by the Fund, to the borrower thereof prior to receipt of the collateral, if any, for such borrowing, provided that for stock loans secured by cash collateral the Custodian's instructions to any Securities System holding such securities require that the Securities System may deliver the securities to the borrower thereof only upon receipt of the collateral for such borrowing.

         2.17. COLLECTIONS - (i) To collect and receive all income, payments of principal and other payments with respect to the securities held hereunder, and in connection therewith to deliver the certificates or other instruments representing the securities to the issuer thereof or its agent when securities are called, redeemed, retired or otherwise become payable; PROVIDED, THAT the payment is to be made in such form and manner and at such time, which may be after delivery by the Custodian of the instrument representing the security, as is in accordance with the terms of the instrument representing the security, or such proper instructions as the Custodian may receive, or governmental regulations, the rules of Securities Systems, Foreign Depositories or other U.S. or foreign securities depositories and clearing agencies or, with respect to securities referred to in clause (iii) of the last sentence of Section 2.4, in accordance with generally accepted trade practice; (ii) to execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income, principal or other payments with respect to


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securities of a Fund or in connection with transfer of securities; and (iii)
pursuant to proper instructions to take such other actions with respect to collection or receipt of funds or transfer of securities which .involve an investment decision. The Custodian shall give notice of assets of the Fund not received when due.

         2.18. DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS - Upon receipt of proper instructions from a Fund, or upon receipt of instructions from the Fund's shareholder servicing agent or agent with comparable duties (the "Shareholder Servicing Agent") (given by such person or persons and in such manner on behalf of the Shareholder Servicing Agent as the Fund shall have authorized), the Custodian shall release funds or securities to the Shareholder Servicing Agent or otherwise apply funds or securities, insofar as available, for the payment of dividends or other distributions to Fund shareholders. Upon receipt of proper instructions from a Fund, or upon receipt of instructions from the Shareholder Servicing Agent (given by such person or persons and in such manner on behalf of the Shareholder Servicing Agent as the Fund shall have authorized), the Custodian shall release funds or securities, insofar as available, to the Shareholder Servicing Agent or as such Agent shall otherwise instruct for payment to Fund shareholders who have delivered to such Agent a request for repurchase or redemption of their shares of the Fund.

         2.19. PROXIES, NOTICES, ETC. - Promptly to deliver or mail to each Fund all forms of proxies and all notices of meetings and any other notices or announcements affecting or relating to securities owned by the Fund that are received by the Custodian, and upon receipt of proper instructions, to execute and deliver or cause its nominee to execute and deliver such proxies or other authorizations as may be required. Neither the Custodian nor its nominee shall vote upon any of such securities or execute any proxy to vote thereon or give any consent or take


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any other action with respect thereto (except as otherwise herein provided)
unless ordered to do so by proper instructions.

         2.20. NONDISCRETIONARY DETAILS - Without the necessity of express authorization from a Fund, (1) to attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer or other dealings with securities, funds or other property of the Fund held by the Custodian except as otherwise directed from time to time by the Directors or Trustees of the Fund, and (2) to make payments to itself or others for minor expenses of handling securities or other similar items relating to the Custodian's duties under this Agreement, provided that all such payments shall be accounted for to the Fund.

         2.21. BILLS - Upon receipt of proper instructions, to pay or cause to be paid, insofar as funds are available for the purpose, bills, statements and other obligations of the Fund (including but not limited to interest charges, taxes, management fees, compensation to officers, directors and employees of the Fund, and other operating expenses of the Fund).

         2.22. DEPOSIT OF FUND ASSETS IN SECURITIES SYSTEMS - The Custodian may deposit and/or maintain securities owned by a Fund in (i) The Depository Trust Company, (ii) the Participants Trust Company, (iii) any book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, Subpart B of 31 CFR Part 350, or the book-entry regulations of federal agencies substantially in the form of Subpart O, or (iv) any other domestic clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934 which acts as a securities depository and whose use the Fund has previously approved in writing (each of the foregoing being referred to in this Agreement as a "Securities System"). Utilization of a Securities System shall be in accordance with applicable

Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

               1) The Custodian may deposit and/or maintain Fund securities, either directly or through one or more Agents appointed by the Custodian (provided that any such agent shall be qualified to act as a custodian of the Fund pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder), in a Securities System provided that such securities are represented in an account ("Account") of the Custodian or such Agent in the Securities System which shall not include any assets of the Custodian or Agent other than assets held as a fiduciary, custodian, or otherwise for customers;

               2) The records of the Custodian with respect to securities of each Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

               3) The Custodian shall pay for securities purchased for the account of a Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of a Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of a Fund shall identify the Fund, be maintained for the Fund by the Custodian or an Agent as referred to above, and be provided to the Fund at its request. The Custodian shall furnish to each Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to each Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund on the next business day;

               4) The Custodian shall provide each Fund with any report obtained by the Custodian or any Agent as referred to above on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System; and the Custodian and such Agents shall send to each Fund such reports on their own systems of internal accounting control as any Fund may reasonably request from time to time.

               5) At the written request of a Fund, the Custodian will terminate the use of any Securities System on behalf of the Fund as promptly as practicable.

         2.23. OTHER TRANSFERS - To deliver securities, funds and other property of a Fund to a Subcustodian or another custodian as necessary to effect transactions authorized by proper instructions and upon receipt of proper instructions, to deliver securities, funds and other property of the Fund to a Subcustodian or another custodian of the Fund; and, upon receipt of proper instructions, to make such other disposition of securities, funds or other property of the Fund in a manner other than or for purposes other than as enumerated elsewhere in this Agreement, provided that the instructions relating to such disposition shall state the amount of securities to be delivered and the name of the person or persons to whom delivery is to be made.

         2.24. INVESTMENT LIMITATIONS - In performing its duties generally, and more particularly in connection with the purchase, sale and exchange of securities made by or for a Fund, the Custodian may assume unless and until notified in writing to the contrary that proper instructions received by it are not in conflict with or in any way contrary to any provisions of the Fund's Declaration of Trust or Certificate of Incorporation or By-Laws (or comparable documents) or votes or proceedings of the shareholders or Trustees or Directors of the Fund.

Subject to the provisions of Section 6, the Custodian shall in no event be liable to a Fund and shall be indemnified by the Fund for any violation which occurs in the course of carrying out instructions given by the Fund of any investment limitations to which the Fund is subject or other limitations with respect to the Fund's powers to make expenditures, encumber securities, borrow or take similar actions affecting the Fund.

         2.25. CUSTODIAN ADVANCES - In the event that the Custodian is directed by proper instructions to make any payment or transfer of funds on behalf of a Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of the Fund, the Custodian may, in its discretion without further proper instructions, provide an advance ("Advance") to the Fund in an amount sufficient to allow the completion of the transaction by reason of which such payment or transfer of funds is to be made. In addition, in the event the Custodian is directed by proper instructions to make any payment or transfer of funds on behalf of a Fund as to which it is subsequently determined that the Fund has overdrawn its cash account with the Custodian as of the close of business on the date of such payment or transfer, said overdraft shall constitute an Advance. Any Advance to a Fund shall be payable on demand by the Custodian, unless otherwise agreed by the Fund and the Custodian, and shall accrue interest from the date of the Advance to the date of payment by the Fund at a rate agreed upon from time to time by the Custodian and the Fund. It is understood that any transaction in respect of which the Custodian shall have made an Advance to a Fund, including but not limited to a foreign exchange contract or transaction in respect of which the Custodian is not acting as a principal, is for the account of and at the risk of the Fund, and not, by reason of such Advance, deemed to be a transaction undertaken by the Custodian for its own account and risk. The Custodian and each Fund acknowledge that the purpose of Advances is to finance temporarily the purchase or sale of securities for prompt delivery in accordance with the settlement terms of such transactions or to meet emergency expenses not reasonably foreseeable by the Fund.

         2.26. RESTRICTED SECURITIES - In the case of a "restricted security", each Fund shall have the responsibility to provide to or obtain for the Custodian, the issuer of the security or other appropriate third party any necessary documentation, including without limitation, legal opinions or consents, and to take any necessary actions required in connection with the registration of restricted securities in the manner provided in Section 2.3 upon acquisition thereof by the Fund or required in connection with any sale or other disposition thereof by the Fund. Upon acquisition and until so registered in accordance with Section 2.3, the Custodian shall have no duty to service such restricted securities, including without limitation, the receipt and collection of cash and stock dividends, rights and other items of like nature, nor shall the Custodian have responsibility for the inability of a Fund to exercise in a timely manner any right in respect of any restricted security or to take any action in a timely manner in respect of any other type of corporate action relating to a restricted security. Similarly, the Custodian shall not have responsibility for the inability of a Fund to sell or otherwise transfer in a timely manner any restricted security in the absence of any such documentation or action to be provided, obtained or taken by the Fund. At such time as the Custodian shall receive on behalf of a Fund any restricted security, regardless of when it shall be registered as aforesaid, the Fund shall also deliver to the Custodian a term sheet summarizing those rights, restrictions or other matters of which the Custodian should have knowledge, such as exercise periods, expiration dates and payment dates, in order to assist the Custodian in servicing such securities. As used herein, the term "restricted security" shall mean a security which is subject to restrictions on transfer, whether by reason of contractual restrictions or federal, state or foreign securities or similar laws, or a security which has special rights or contractual features which do not apply to publicly-traded shares of, or comparable interests representing, such security.

         2.27. PROPER INSTRUCTIONS - Proper instructions shall mean a tested telex from a Fund or a written request, direction, instruction or certification signed or initialed on behalf of the Fund by two or more persons as the Board of Trustees or Directors of the Fund shall have from time to time authorized, provided, however, that no such instructions directing the delivery of securities or the payment of funds to an authorized signatory of the Fund shall be signed by such person. Those persons authorized to give proper instructions may be identified by the Board of Trustees or Directors of a Fund by name, title or position and may include at least one officer empowered by the Board to name other individuals who are authorized to give proper instructions on behalf of the Fund. Telephonic or other oral instructions may be given by any one of the above persons, and instructions given by facsimile transmission may be given by any two or more of the above persons and will be considered proper instructions if the Custodian reasonably believes them to have been given by a person or persons authorized to give such instructions with respect to the transaction involved. Oral instructions will be confirmed by tested telex or in writing in the manner set forth above but the lack of such confirmation shall in no way affect any action taken by the Custodian in reliance upon such oral instructions. Each Fund authorizes the Custodian to tape record any and all telephonic or other oral instructions given to the Custodian by or on behalf of the Fund (including any of its officers, Directors, Trustees, employees or agents or any investment manager or adviser or person or entity with similar responsibilities which is authorized to give proper instructions on behalf of the Fund to the Custodian). Proper instructions may relate to specific transactions or to types or classes of transactions, and may be in the form of standing instructions.

               Proper instructions from a Fund may include communications effected directly between electro-mechanical or electronic devices or systems, in addition to tested telex, provided that the Fund and the Custodian agree to the use of such device or system.

         2.28. SEGREGATED ACCOUNT - The Custodian shall upon receipt of proper instructions establish and maintain on its books a segregated account or accounts for and on behalf of each Fund, into which account or accounts may be transferred cash and/or securities of the Fund, including securities maintained by the Custodian pursuant to Section 2.22 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (or any futures commission merchant registered under the Commodity Exchange Act) relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies, and (iv) as mutually agreed from time to time between the Fund and the Custodian.

         3. POWERS AND DUTIES OF THE CUSTODIAN WITH RESPECT TO THE APPOINTMENT OF SUBCUSTODIANS: The Fund hereby authorizes and instructs the Custodian to appoint, at any time and from time to time, (i) any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Section 17(f) of the 1940 Act and the rules and regulations thereunder or by order of the Securities and Exchange Commission exempted therefrom, or (ii) any bank as defined in Section 2(a)(5) of the 1940 Act and the rules and regulations thereunder or an overseas branch of a "Qualified U.S. Bank" (as such term defined in Rule 17f (5) of the 1940 Act), to hold securities, funds and other property of the Funds which are maintained outside the United States (a "Subcustodian"). The Fund hereby further authorizes and instructs the Custodian to utilize any securities depositories outside the United States which meet the requirements of Section 17(f) of the 1940 Act and the rules and regulations thereunder or by order of the Securities and Exchange Commission exempted therefrom (a "Foreign Depository"). The Fund shall approve in writing (1) the appointment of each Subcustodian and the subcustodian agreement to be entered into between such Subcustodian and the Custodian, and (2) if the Subcustodian is organized under the laws of a country other than the United States, the country or countries in which the Subcustodian is authorized to hold securities, cash and other property of the Fund. Upon such approval by the Fund, the Custodian is authorized on behalf of the Fund to notify each Subcustodian of its appointment as such.

               Those Subcustodians, and the countries where and the Foreign Depositories through which they or the Custodian may hold securities, cash and other property of each Fund which each Fund has approved to date are set forth on the applicable Appendix A hereto. Such Appendix shall be amended from time to time as Subcustodians, and/or countries and/or Foreign Depositories are changed, added or deleted. A Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country not listed on Appendix A, in order that there shall be sufficient time for the Fund to give the approval required by the preceding paragraph and for the Custodian to put the appropriate arrangements in place with such Subcustodian, including negotiation of a subcustodian agreement and submission of such subcustodian agreement to the Fund for approval.

               If any Subcustodian or Foreign Depository set forth in Appendix A
(a) sends notice to the Custodian that it will no longer serve as Subcustodian, or (b) shall no longer satisfy the requirements of a branch of a "Qualified U.S. Bank" or an "Eligible Foreign Custodian" under the 1940 Act, the Custodian shall promptly notify the applicable Fund of such development. In such event and upon receipt of such notice, the applicable Fund will promptly review and approve a new subcustodial arrangement ("Replacement Subcustodian") in sufficient time to assure the Fund's continued compliance with the safekeeping requirements of the 1940 Act and the rules adopted thereunder. The Custodian shall, as soon as practicable after receiving notice of the Fund's approval, transfer the assets of the Fund to such Replacement Subcustodian.

               If a Fund shall have invested in a security to be held in a country before the foregoing procedures have been completed, such security shall be held by such agent as the Custodian may appoint. In any event, the Custodian shall be liable to such Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent. At the request of such Fund, the Custodian agrees to remove any securities held on behalf of the Fund by such agent, if practical, to an approved Subcustodian. Under such circumstances the Custodian will collect income and respond to corporate actions on a best efforts basis.

               With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Foreign Depository or foreign clearing agency) or by a Foreign Depository or foreign clearing agency utilized by the Custodian, notwithstanding any provision of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of the securities or payment, respectively, and securities or payment may be received in a form, in accordance with (A) governmental regulations, (B) rules of Foreign Depositories or foreign clearing agencies, (C) generally accepted trade practice in the applicable local market,
(D) the terms of the instrument representing the security, or (E) proper instructions.

               With respect to the securities and funds held by a Subcustodian, either directly or indirectly, (including by a securities depository or a clearing agency) including demand and interest bearing deposits, currencies or other deposits and foreign exchange contracts as referred to in Sections 2.12, 2.13, 2.14 or 2.15, the Custodian shall be liable to a Fund for any loss or damage to the Fund caused by or resulting from the acts and omissions of any Subcustodian to the extent that under the terms set forth in the subcustodian agreement between the Custodian and the Subcustodian (or in the subcustodian agreement between a Subcustodian and any secondary Subcustodian), the Subcustodian (or secondary Subcustodian) has failed to perform in accordance with the standard of conduct imposed under such subcustodian agreement as determined in accordance with the law which is adjudicated to govern such agreement and in accordance with any determination of any court as to the duties of said Subcustodian pursuant to said agreement. The Custodian shall nevertheless be liable to a Fund (a) for its own negligence in transmitting any instructions received by it from the Fund (b) for its own negligence in connection with the delivery of any securities or funds held by it to any such Subcustodian and (c) if the Custodian shall have acted negligently in recommending the Subcustodian, taking into account the eligible foreign custodians and banks (as those terms are defined in the 1940 Act and the rules thereunder) which are available to act as subcustodians within a given jurisdiction, provided that the Custodian shall in no event be liable for losses which result from systemic or market-wide risks, including without limitation those arising from custody, clearance and settlement systems, posed by the financial infrastructure of a given foreign jurisdiction.

               In the event that any Subcustodian appointed pursuant to the provisions of this Section 3 fails to perform any of its obligations under the terms and conditions of the applicable subcustodian agreement, the Custodian shall use its best efforts to cause such Subcustodian to perform such obligations. In the event that the Custodian is unable to cause such Subcustodian to perform fully its obligations thereunder, the Custodian shall forthwith upon any Fund's request terminate such Subcustodian as a Subcustodian for each of the Funds in accordance with the termination provisions under the applicable subcustodian agreement and, if necessary or desirable, appoint another subcustodian in accordance with the provisions of this Section 3. At the election of a Fund, it shall have the right to enforce, to the extent permitted by the subcustodian agreement and applicable law, the Custodian's rights against any such Subcustodian for loss or damage caused the Fund by such Subcustodian.

               The Custodian will not amend any subcustodian agreement or agree to change or permit any changes thereunder except upon the prior written approval of each Fund.

               The Custodian may, at any time in its discretion upon notification to each Fund, terminate any Subcustodian of the Funds in accordance with the termination provisions under the applicable Subcustodian Agreement, and at the written request of any Fund, the Custodian will terminate any Subcustodian as a Subcustodian for each of the Funds in accordance with the termination provisions under the applicable Subcustodian Agreement.

               If necessary or desirable, the Custodian may appoint another subcustodian to replace a Subcustodian terminated pursuant to the foregoing provisions of this Section 3, such appointment to be made upon approval of the successor subcustodian by the Board of Directors or Trustees of each Fund in accordance with the provisions of this Section 3.

               In the event the Custodian receives a claim from a Subcustodian under the indemnification provisions of any subcustodian agreement, the Custodian shall promptly give written notice to the appropriate Fund or Funds of such claim. No more than thirty days after written notice to such Fund or Funds of the Custodian's intention to make such payment, such Fund or such Funds severally and not jointly will reimburse the Custodian the amount of such payment made in respect of each such Fund except in respect of any negligence or misconduct of the Custodian.

         4. ASSISTANCE BY THE CUSTODIAN AS TO CERTAIN MATTERS: The Custodian may assist generally in the preparation of reports to Fund shareholders and others, audits of accounts, and other ministerial matters of like nature.

         5. POWERS AND DUTIES OF THE CUSTODIAN WITH RESPECT TO RECORDS: The Custodian shall have and perform the following duties with respect to records:

         5.1. RECORDS - To create, maintain and retain such records for each Fund relating to its activities and obligations under this Agreement as are required under the Investment Company Act of 1940 and the rules and regulations thereunder (including Section 31 thereof and Rules 31a-l and 3la-2 thereunder) and under applicable Federal and State tax laws. All such records will be the property of the Fund to which they relate and in the event of termination of this Agreement shall be delivered to the successor custodian.

         5.2. ACCESS TO RECORDS - The books and records maintained by the Custodian on behalf of a Fund pursuant to Section 5.1 shall at all times during the Custodian's regular business hours be open to inspection and audit by officers of, attorneys for and auditors employed by the Fund and by employees and agents of the Securities and Exchange Commission, provided that all such individuals shall observe all security requirements of the Custodian applicable to its own employees having access to similar records within the Custodian and such regulations as may be reasonably imposed by the Custodian.

         5.3. CALCULATION OF NET ASSET VALUE - To compute and determine the net asset value per share of each Fund as of the close of business on the New York Stock Exchange on each day on which such Exchange is open, unless otherwise directed by proper instructions. Such computation and determination on behalf of each Fund shall be made in accordance with (1) the provisions of the Fund's Declaration of Trust or Certificate of Incorporation and By-Laws, as they may from time to time be amended and delivered to the Custodian, (2) the votes of the Board of Trustees or Directors of the Fund at the time in force and applicable, as they may from time to time be delivered to the Custodian, and (3) proper instructions from such officers of the Fund or other persons as are from time to time authorized by the Board of Trustees or Directors of the Fund to give instructions with respect to computation and determination of the net asset value. On each day that the Custodian shall compute the net asset value per share of a Fund, the Custodian shall provide the Fund with written reports which permit the Fund to verify that portfolio transactions have been recorded in accordance with the Fund's instructions and are reconciled with the Fund's trading records.

               In computing the net asset value of a Fund, the Custodian may rely upon any information furnished by proper instructions, including without limitation any information (1) as to accrual of liabilities of the Fund and as to liabilities of the Fund not appearing on the books of account kept by the Custodian, (2) as to the existence, status and proper treatment of reserves, if any, authorized by the Fund, (3) as to the sources of quotations to be used in computing the net asset value, including those listed in Appendix B, (4) as to the fair value to be assigned to any securities or other property for which price quotations are not readily available, and (5) as to the sources of information with respect to "corporate actions" affecting portfolio securities of the Fund, including those listed in Appendix B. (Information as to "corporate actions" shall include information as to dividends, distributions. stock splits, stock dividends, rights offerings, conversions, exchanges, recapitalizations, mergers, redemptions, calls, maturity dates and similar transactions, including the ex-and record dates and the amounts or other terms thereof.)

               In like manner, the Custodian shall compute and determine the net asset value of a Fund as of such other times as the Board of Trustees or Directors of the Fund from time to time may reasonably request.

               Notwithstanding any other provisions of this Agreement, including
Section 6.3, the following provisions shall apply with respect to the Custodian's foregoing responsibilities in this Section 5.3: The Custodian shall be held to the exercise of reasonable care in computing and determining net asset value of each Fund as provided in this Section 5.4, but shall not be held accountable or liable for any losses, damages or expenses the Fund or any shareholder or former shareholder of the Fund or any other person may suffer or incur arising from or based upon errors or delays in the determination of such net asset value unless such error or delay was due to the Custodian's negligence, gross negligence or reckless or willful misconduct in determination of such net asset value. (The parties hereto acknowledge, however, that the Custodian's causing an error or delay in the determination of net asset value may, but does not in and of itself, constitute negligence, gross negligence or reckless or willful misconduct.) In no event shall the Custodian be liable or responsible to a Fund, any present or former shareholder of the Fund or any other person for any error or delay which continued or was undetected after the date of an audit performed by the certified public accountants employed by the Fund if, in the exercise of reasonable care in accordance with generally accepted accounting standards, such accountants should have become aware of such error or delay in the course of performing such audit. The Custodian's liability for any such negligence, gross negligence or reckless or willful misconduct which results in an error in determination of such net asset value of a Fund shall be limited to the direct, out-of-pocket loss the Fund, shareholder or former shareholder shall actually incur, measured by the difference between the actual and the erroneously computed net asset value, and any expenses the Fund shall incur in connection with correcting the records of the Fund affected by such error (including charges made by the Fund's registrar and transfer agent for making such corrections) or communicating with shareholders or former shareholders of the Fund affected by such error.

               Without limiting the foregoing, the Custodian shall not be held accountable or liable to a Fund, any shareholder or former shareholder thereof or any other person for any delays or losses, damages or expenses any of them may suffer or incur resulting from (1) the Custodian's failure to receive timely and suitable notification concerning quotations or corporate actions relating to or affecting portfolio securities of the Fund or (2) any errors in the computation of the net asset value based upon or arising out of quotations or information as to corporate actions if received by the Custodian either (i) from a source which the Custodian was authorized pursuant to the second paragraph of this Section 5.3 to rely upon, or (ii) from a source which in the Custodian's reasonable judgment was as reliable a source for such quotations or information as the sources authorized pursuant to that paragraph. Nevertheless, the Custodian will use its best judgment in determining whether to verify through other sources any information it has received as to quotations or corporate actions if the Custodian has reason to believe that any such information might be incorrect.

               In the event of any error or delay in the determination of such net asset value of a Fund for which the Custodian may be liable, the Fund and the Custodian will consult and make good faith efforts to reach agreement on what actions should be taken in order to mitigate any loss suffered by the Fund or its present or former shareholders, in order that the Custodian's exposure to liability shall be reduced to the extent possible after taking into account all relevant factors and alternatives. Such actions might include such Fund or the Custodian taking reasonable steps to collect from any shareholder or former shareholder who has received any overpayment upon redemption of shares such overpaid amount or to collect from any shareholder who has underpaid upon a purchase of shares the amount of such underpayment or to reduce the number of shares issued to such shareholder. It is understood that in attempting to reach agreement on the actions to be taken or the amount of the loss which should appropriately be borne by the Custodian, such Fund and the Custodian will consider such relevant factors as the amount of the loss involved, the Fund's desire to avoid loss of shareholder good will, the fact that other persons or entities could have been reasonably expected to have detected the error sooner than the time it was actually discovered, the appropriateness of limiting or eliminating the benefit which shareholders or former shareholders might have obtained by reason of the error, and the possibility that other parties providing services to the Fund might be induced to absorb a portion of the loss incurred.

         6.    STANDARD OF CARE AND RELATED MATTERS:

         6.1. LIABILITY OF THE CUSTODIAN WITH RESPECT TO PROPER INSTRUCTIONS; EVIDENCE OF AUTHORITY, ETC. - The Custodian shall not be liable for any action taken or omitted in reliance upon proper instructions believed by it to be genuine or upon any other written notice, request, direction, instruction, certificate or other instrument believed by it to be genuine and signed by the proper party or parties.

               The Secretary or Assistant Secretary of each Fund shall certify to the Custodian the names, signatures and scope of authority of all persons authorized to give proper instructions or any other such notice, request, direction, instruction, certificate or instrument on behalf of the Fund, the names and signatures of the officers of the Fund, the name and address of the Shareholder Servicing Agent, and any resolutions, votes, instructions or directions of the Fund's Board of Directors or Trustees or shareholders. Such certificate may be accepted and relied upon by the Custodian as conclusive evidence of the facts set forth therein and may be considered in full force and effect until receipt of a similar certificate to the contrary.

               So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement.

               The Custodian shall be entitled, at the expense of the appropriate Fund or Funds, to receive and act upon advice of (i) counsel regularly retained by the Custodian in respect of custodian matters, (ii) counsel for such Fund or Funds, or (iii) such other counsel as such Fund or Funds and the Custodian may agree upon, with respect to all matters, and the Custodian shall be without liability for any action reasonably taken or omitted pursuant to such advice.

         6.2. LIABILITY OF THE CUSTODIAN WITH RESPECT TO USE OF SECURITIES SYSTEMS AND FOREIGN DEPOSITORIES - With respect to the portfolio securities, cash and other property of a Fund held by a Securities System or by a Foreign Depository utilized by the Custodian or any Subcustodian, the Custodian shall be liable to the Fund only for any loss or damage to the Fund resulting from use of the Securities System or Foreign Depository if caused by any negligence, misfeasance or misconduct of the Custodian or any of its Agents (as said term is defined in Section 6.6) or of any of its or its Agents' employees or from any failure of the Custodian or any such Agent to enforce effectively such rights as it may have against the Securities System or Foreign Depository. At the election of a Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System, Foreign Depository or any other person which the Custodian may have as a consequence of any such loss or damage to the Fund if and to the extent that the Fund has not been made whole for any such loss or damage.

         6.3. STANDARD OF CARE; LIABILITY; INDEMNIFICATION - The Custodian shall be held only to the exercise of reasonable care and diligence expected of a professional custodian in carrying out the provisions of this Agreement, provided that the Custodian shall not thereby be required to take any action which is in contravention of any applicable law, rule or regulation or any order or judgment of any court of competent jurisdiction. The Custodian shall assume the burden of proving that it exercised such care and diligence in the event of any loss of property of any of the Funds.

               Each Fund agrees to indemnify and hold harmless the Custodian and its nominees from all claims and liabilities (including counsel fees) incurred or assessed against it or its nominees in connection with the performance of this Agreement on behalf of such Fund, except such as may arise from its or its nominee's breach of the relevant standard of conduct set forth in this Agreement. Without limiting the foregoing indemnification obligation of each Fund, each Fund agrees to indemnify the Custodian and any nominee in whose name portfolio securities or other property of the Fund is registered against any liability the Custodian or such nominee may incur by reason of taxes assessed to the Custodian or such nominee or other costs, liability or expense incurred by the Custodian or such nominee resulting directly or indirectly from the fact that portfolio securities or other property of the Fund is registered in the name of the Custodian or such nominee.

               In no event shall the Custodian incur liability under this Agreement if the Custodian or any Subcustodian, Securities System, Foreign Depository, Banking Institution or any agent or entity utilized by any of them is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of (i) any Sovereign Risk or (ii) any provision of any present or future law or regulation or order of the United States of America or any state thereof, or of any foreign country or political subdivision thereof, or of any securities depository or clearing agency which operates a central system for handling of securities or equivalent book-entries in a country or which operates a transnational system for the central handling of securities or equivalent book-entries, or (iii) any provision of any order or judgment of any court of competent jurisdiction. A "Sovereign Risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting a Fund's property; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the Custodian's control.

               Except to the extent that (i) the Custodian has specifically agreed to comply with a rule or regulation, or (ii) the Custodian is bound by a rule or regulation in the performance of its duties hereunder, including Rule 17f-5 under the Investment Company Act of 1940, the Custodian shall not be responsible for compliance of this Agreement and the actions to be taken hereunder with any rules, regulations and restrictions including without limitation those imposed by a Fund's prospectus or the Investment Company Act of 1940 and the rules and regulations thereunder.

         6.4. REIMBURSEMENT OF DISBURSEMENTS, ETC. - The Custodian shall be entitled to receive reimbursement from each Fund on demand, in the manner provided in Section 7, for its cash disbursements, expenses and charges (including the fees and expenses of any Subcustodian or any Agent) made or incurred in respect of such Fund in connection with this Agreement, but excluding salaries and usual overhead expenses.

         6.5. SECURITY FOR OBLIGATIONS TO CUSTODIAN - If the Custodian or any nominee thereof shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement (collectively a "Liability"), in respect of a Fund, except such as may arise from its or such nominee's breach of the relevant standard of conduct set forth in this Agreement, or if the Custodian shall make any Advance to a Fund, then in such event any property at any time held for the account of such Fund by the Custodian or a Subcustodian shall be security for such Liability of such Fund or for such Advance to such Fund and the interest thereon, and if the Fund shall fail to pay such Advance or interest when due or shall fail to reimburse or indemnify the Custodian promptly in respect of a Liability, the Custodian shall be entitled to utilize available cash and to dispose of the Fund's property, including securities, to the extent necessary to obtain repayment, reimbursement or indemnification.

         6.6. APPOINTMENT OF AGENTS - The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company as its agent (an "Agent") to carry out such of the provisions of this Agreement as the Custodian may from time to time direct, provided, however, that the appointment of such Agent (other than an Agent appointed pursuant to the third paragraph of Section 3) shall not relieve the Custodian of any of its responsibilities under this Agreement.

         6.7. POWERS OF ATTORNEY - Upon request, each Fund shall deliver to the Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Subcustodian of their respective obligations under this Agreement or any applicable subcustodian agreement.

         7. COMPENSATION OF THE CUSTODIAN: Each Fund shall pay the Custodian a custody fee based on such fee schedule as may from time to time be agreed upon in writing by the Custodian and the Fund. Such fee, together with all amounts for which the Custodian is to be reimbursed in accordance with Section 6.4, shall be billed to the appropriate Fund and be paid in cash to the Custodian.

         8.    TERMINATION OF AGREEMENT AS TO ONE OR MORE FUNDS: SUCCESSOR
CUSTODIAN: With respect to each Fund, this Agreement shall continue in full force and effect until the first to occur of: (a) termination by the Custodian by an instrument in writing delivered or mailed to such Fund, such termination to take effect not sooner than seventy-five (75) days after the date of such delivery; or (b) termination by such Fund by an instrument in writing delivered or mailed to the Custodian, such termination to take effect not sooner than seventy-five (75) days after the date of such delivery. In the event of termination pursuant to this Section 8 by any Fund (a "Terminating Fund") , each Terminating Fund shall make payment of all accrued fees and unreimbursed expenses with respect to such Terminating Fund within a reasonable time following delivery of a statement to the Terminating Fund setting forth such fees and expenses and in any event prior to delivery of the securities, cash or other property held by the Custodian to the Terminating Fund or a successor custodian. Each Terminating Fund shall identify in any notice of termination a successor custodian or custodians to which the cash, securities or other assets of such Fund shall, upon termination of this Agreement with respect to such Terminating Fund, be delivered. In the event that no written notice designating a successor custodian shall have been delivered to the Custodian on or before the date when termination of this Agreement as to a Terminating Fund shall become effective, the Custodian may deliver to a bank or trust company doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities cash and other property of such Terminating Fund held by the Custodian and all instruments held by the Custodian relative thereto and all other property of the Terminating Fund held by the Custodian under this Agreement. Thereafter such bank or trust company shall be the successor or the Custodian with respect to such Terminating Fund under this Agreement. In the event that securities, cash and other property of such Terminating Fund remain in the possession of the Custodian after the date of termination hereof with respect to such Terminating Fund owing to failure of the Terminating Fund to appoint a successor custodian, the Custodian shall be entitled to compensation for its services in accordance with the fee schedule most recently in effect, for such period as the Custodian retains possession of such securities, cash and other property, and the provisions of this Agreement relating to the duties and obligations of the Custodian and the Terminating Fund shall remain in full force and effect. In the event of the appointment of a successor custodian, it is agreed that the cash, securities and other property owned by a Terminating Fund and held by the Custodian, any Subcustodian or nominee shall be delivered to the successor custodian; and the Custodian agrees to cooperate with such Terminating Fund in the execution of documents and performance of other actions necessary or desirable in order to substitute the successor custodian for the Custodian under this Agreement.

         9. AMENDMENT: This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party or parties against which enforcement of the amendment or termination is sought.

               In connection with the operation of this Agreement, the Custodian and the Funds may agree in writing from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. No interpretative or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

               The section headings in this Agreement are for the convenience of the parties and in no way alter, amend, limit or restrict the contractual obligations of the parties set forth in this Agreement.

         10. GOVERNING LAW: This Agreement is executed and delivered in The Commonwealth of Massachusetts and shall be governed by and construed according to the laws of said Commonwealth.

         11. NOTICES: Notices and other writings delivered or mailed postage prepaid to each Fund addressed to the Fund c/o BEA Associates, 153 East 53rd Street, New York, New York 10022 or to such other address as a Fund may have designated to the Custodian in writing, or to the Custodian at 40 Water Street, Boston, Massachusetts 02109, Attention:
Manager, Securities Department, or to such other address as the Custodian may have designated to the Funds in writing, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

         12. BINDING EFFECT: This Agreement shall be binding on and shall inure to the benefit of each Fund and the Custodian and their respective successors and assigns, provided that no party hereto may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party.

         13. COUNTERPARTS: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties.

         14. OBLIGATIONS SEVERAL: The Custodian agrees that the obligations of each Fund hereunder are several and that the Custodian shall have no recourse against any Fund for the payment or obligations of any other Fund.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and behalf on the day and year first above written.


EACH OF THE INVESTMENT COMPANIES BROWN    BROTHERS HARRIMAN & CO.
LISTED ON APPENDIX C HERETO







By:    /s/ Paul P. Stamler                       per pro    /s/ R.A. Hill
   -----------------------------------------             -----------------------
    NAME:  Paul P. Stamler                                Richard A. Hill
    TITLE: S.U.P.                                         Manager

                                   APPENDIX A




                The applicable Appendix A follows for each fund.

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                         THE BRAZILIAN EQUITY FUND, INC.

                                   APPENDIX A

COUNTRY                           SUBCUSTODIAN                                 DEPOSITORY
-------                           ------------                                 ----------
BRAZIL              THE FIRST NATIONAL BANK OF BOSTON, SAO PAULO
                       First National Bank of Boston Agreement 1/5/88           BOVESPA
                       Omnibus Amendment 2/22/94                                  CLC

TRANSNATIONAL       BROWN BROTHERS HARRMIAN & CO.                                Cedel
                                                                               Euroclear




     I HEREBY CERTIFY THAT AT ITS MEETING ON _______________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



  /s/ Paul P. Stamler                                 5/16/95
-----------------------------------     ----------------------------------
(SIGNATURE)                                            (DATE)



      S.U.P.
-----------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                              THE CHILE FUND, INC.

                                   APPENDIX A

COUNTRY                           SUBCUSTODIAN                                 DEPOSITORY
-------                           ------------                                 ----------
CHILE               CITIBANK N.A., SANTIAGO                            Bolso Deposito Centralidado
                       Citibank N.A., New York Agreement 7/16/81          de Valores de Chile
                       New York Agreement Amendment 8/31/90            (to be established in 1995)

TRANSNATIONAL       BROWN BROTHERS HARRIMAN & Co.                                 Cedel
                                                                                Euroclear

UNITED KINGDOM      MIDLAND BANK PLC                                               CGO
                       Midland Bank Agreement 8/8/90                               CMO
                       Omnibus Amendment 12/15/93



         I HEREBY CERTIFY THAT AT ITS MEETING ON ___________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



/s/ Paul P. Stamler                                  5/16/95
-----------------------------------     ----------------------------------
(SIGNATURE)                                           (DATE)




S.U.P.
-----------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                             THE PORTUGAL FUND, INC.

                                   APPENDIX A

COUNTRY                           SUBCUSTODIAN                                 DEPOSITORY
-------                           ------------                                 ----------
PORTUGAL            BANCO ESPIRITO SANTO E COMERCIAL                           Interbolsa
                    DE LISBOA, S.A.
                       BESCL Agreement 4/26/89

TRANSNATIONAL       BROWN BROTHERS HARRIMAN & Co.                                Cedel
                                                                               Euroclear



         I HEREBY CERTIFY THAT AT ITS MEETING ON __________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



/s/ Paul P. Stamler                                   5/16/95
-----------------------------------     ----------------------------------
(SIGNATURE)                                           (DATE)




S.U.P.
-----------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                           THE FIRST ISRAEL FUND, INC.

                                   APPENDIX A

COUNTRY                           SUBCUSTODIAN                                 DEPOSITORY
-------                           ------------                                 ----------
ISRAEL              BANK HAPOALIM B.M.                                   TASE Clearinghouse Ltd.
                       Bank Hapoalim Agreement 8/27/92

ISRAEL              ISRAEL DISCOUNT BANK LTD.                            TASE Clearinghouse Ltd.
                       Israel Discount Bank Agreement 3/10/93

ISRAEL              UNITED MlZRAHI BANK LTD.                             TASE Clearinghouse Ltd.
                       United Mizrahi Bank Agreement 3/4/93

TRANSNATIONAL       BROWN BROTHERS HARRIMAN & CO.                                 Cedel
                                                                                 Euroclear



         I HEREBY CERTIFY THAT AT ITS MEETING ON ___________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



/s/ Paul P. Stamler                                   5/16/95
-----------------------------------     ----------------------------------
(SIGNATURE)                                            (DATE)




S.U.P.
-----------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

                                   APPENDIX A

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
ARGENTINA          CITIBANK N.A., BUENOS AIRES                                     Caja de Valores
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90

AUSTRALIA          NATIONAL AUSTRALIA BANK LTD                                     Austraclear Ltd.
                      National Australia Bank Agt. 5/1/85                     Reserve Bank of Australia
                      Agreement Amendment 2/13/92
                      Omnibus Amendment 11/22/93

AUSTRIA            CREDITANSTALT BANKVEREIN                                              OEKB
                      Creditanstalt Bankverein Agreement 12/18/89
                      Omnibus Amendment 1/17/94

BANGLADESH         STANDARD CHARTERED BANK, DHAKA                                        None
                      Standard Chartered Bank Agreement 2/18/92

BELGIUM            BANQUE BRUXELLES LAMBERT                                              CIK
                      Banque Bruxelles Lambert Agt. 11/15/90                Banque Nationale de Belgique
                      Omnibus Amendment 3/1/94

BOTSWANA           BARCLAYS BANK PLC                                                    None
                      Barclays Bank Agreement 10/5/94

BRAZIL             THE FIRST NATIONAL BANK OF BOSTON, SAO                              BOVESPA
                   PAULO                                                                 CLC
                      First National Bank of Boston Agreement 1/5/88
                      Omnibus Amendment 2/22/94

CANADA             CANADIAN IMPERIAL BANK OF COMMERCE                                    CDS
                      Canadian Imperial Bank of Commerce Agreement
                      9/9/88
                      Omnibus Amendment 12/1/93

CHILE              CITIBANK N.A., SANTIAGO                                   Bolso Deposito Centralidado
                      Citibank N.A., New York Agreement 7/16/81                  de Valores de Chile
                      New York Agreement Amendment 8/31/90                   (to be established in 1995)

CHINA              STANDARD CHARTERED BANK, SHANGHAI                                    SSCCRC
                      Standard Chartered Bank Agreement 2/18/92

CHINA              STANDARD CHARTERED BANK, SHENZHEN                                     SSRC
                      Standard Chartered Bank Agreement 2/18/92


                                  PAGE 1 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
COLOMBIA           CITITRUST COLOMBIA S.A. SOCIEDAD                                     None
                   FIDUCIARIA
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank N.A. Subsidiary Amendment 8/7/92
                      Citibank N.A./Cititrust Colombia Agreement
                      12/2/91

CZECH REPUBLIC     CESKOSLOVENSKA OBCHODNI BANKA, A.S.                                   SCP
                      Ceskoslovenska Obchodni Banka Agreement                    Czech National Bank
                      2/28/94

DENMARK            DEN DANSKE BANK                                                        VP
                      Den Danske Bank Agreement 1/1/89
                      Omnibus Amendment 12/1/93

FINLAND            UNION BANK OF FINLAND                                                 CSR
                      Union Bank of Finland Agreement 2/27/89                           HMMC
                      Omnibus Amendment 4/6/94

FRANCE             BANQUE INDOSUEZ                                                     SICOVAM
                      Banque Indosuez Agreement 7/19/90                            Banque de France
                      Omnibus Amendment 3/10/94

GERMANY            BERLINER HANDELS UND FRANKFURTER BANK                            Kassenverein
                      Berliner Handels und Frankfurter Bank Agt.
                      6/28/90

GHANA              BARCLAYS BANK PLC                                                     None
                      Barclays Bank Agreement 10/5/94

GREECE             CITIBANK N.A., ATHENS                                       Apothetirion Titlon A.E.
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

HONG KONG          HONGKONG & SHANGHAI BANKING CORP.                                     HKSCC
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

HUNGARY            CITIBANK BUDAPEST RT.                                              KELER Ltd.
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank N.A. Subsidiary Amendment 8/7/92
                      Citibank N.A./Citibank Budapest Agreement
                      1/24/92


                                  PAGE 2 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
INDIA              CITIBANK N.A., BOMBAY                                               None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank, Bombay Amendment 11/17/93

INDONESIA          CITIBANK N.A., JAKARTA                                              None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

IRELAND            ALLIED IRISH BANKS PLC                                     Gilt Settlement Office
                      Allied Irish Banks Agreement 1/10/89
                      Omnibus Amendment 4/8/94

ISRAEL             BANK HAPOALIM B.M.                                         TASE Clearinghouse Ltd.
                      Bank Hapoalim Agreement 8/27/92

ITALY              BANCA COMMERCIALE ITALIANA                                       Monte Banca
                      Banca Commerciale Italiana Agreement 5/8/89                 D'Italia Titoli
                      Agreement Amendment 10/8/93
                      Omnibus Amendment 12/14/93

JAPAN              THE BANK OF TOKYO, LTD.                                            JASDEC
                      The Bank of Tokyo Agreement 6/2/94                          Bank of Japan

JAPAN              MITSUI TRUST & BANKING CO. LTD.                                    JASDEC
                      Mitsui Trust & Banking Agreement 3/1/89                     Bank of Japan

KENYA              BARCLAYS BANK PLC                                                   None
                      Barclays Bank Agreement 10/5/94

KOREA              CITIBANK N.A., SEOUL                                                 KSD
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank, Seoul Agreement Supplement 10/28/94

MALAYSIA           HONGKONG BANK MALAYSIA BERHAD                                        MCD
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91           Bank Negara Malaysia
                      Omnibus Supplement 12/29/93
                      Malaysia Subsidiary Supplement 5/23/94

MEXICO             CITIBANK MEXICO, S. A.                                             Indeval
                      Citibank N.A., New York Agreement 7/16/81                   Banco de Mexico
                      New York Agreement Amendment 8/31/90
                      Citibank Mexico, S.A. Amendment 2/7/95


                                  PAGE 3 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
MOROCCO            BANQUE MAROCAINE DU COMMERCE EXTERIEUR                               None
                      BMCE Agreement 7/6/94

NETHERLANDS        ABN-AMRO BANK                                                       NECIGEF
                      ABN-AMRO Agreement 12/19/88                              De Nederlandsche Bank

NEW ZEALAND        NATIONAL AUSTRALIA BANK LTD.                             Reserve Bank of New Zealand
                      National Australia Bank Agreement 5/1/85
                      Agreement Amendment 2/13/92
                      Omnibus Amendment 11/22/93
                      New Zealand Addendum 3/7/89

NORWAY             CHRISTIANIA BANK                                                      VPS
                      Christiania Bank Agreement 3/2/89

PAKISTAN           STANDARD CHARTERED BANK, KARACHI                                     None
                      Standard Chartered Bank Agreement 2/18/92

PERU               CITIBANK N.A., LIMA                                                  CAVAL
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

PHILIPPINES        CITIBANK N.A., MANILA                                                None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

POLAND             CITIBANK (POLAND) S.A.                                                NDS
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank Subsidiary Amendment 8/7/92
                      Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92

PORTUGAL           BANCO ESPIRITO SANTO E COMERCIAL                                  Interbolsa
                   DE LISBOA, S.A.
                      BESCL Agreement 4/26/89
                      Omnibus Amendment 2/23/94

SINGAPORE          HONGKONG & SHANGHAI BANKING CORP.                                    CDP
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

SLOVAKIA           CESKOSLOVENSKA OBCHODNI BANKA, A.S.                                  SCP
                      Ceskoslovenska Obchodni Banka Agreement               National Bank of Slovakia
                      10/12/94


                                  PAGE 4 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
SOUTH AFRICA       FIRST NATIONAL BANK OF SOUTHERN AFRICA                                CD
                      First National Bank of Southern Africa Agt. 8/7/91
                      FNBSA Depository Amendment Proposed

SPAIN              BANCO SANTANDER                                                      SCLV
                      Banco Santander Agreement 12/14/88                           Banco de Espana

SRI LANKA          HONGKONG & SHANGHAI BANKING CORP.                                    CDS
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

SWAZILAND          BARCLAYS BANK PLC                                                    None
                      Barclays Bank Agreement 10/5/94

SWEDEN             SKANDINAVISKA ENSKILDA BANKEN                                        VPC
                      Skandinaviska Enskilda Banken Agreement 2/20/89
                      Omnibus Amendment 12/3/93

SWITZERLAND        UNION BANK OF SWITZERLAND                                           SEGA
                      Union Bank of Switzerland Agreement 12/20/88
                      Omnibus Amendment 11/29/94

TAIWAN             STANDARD CHARTERED BANK, TAIPEI                                     TSCD
                      Standard Chartered Bank Agreement 2/18/92

THAILAND           HONGKONG & SHANGHAI BANKING CORP.                                    SDC
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Amendment 12/29/93

TRANSNATIONAL      BROWN BROTHERS HARRIMAN & CO.                                       Cedel
                                                                                     Euroclear

TURKEY             CITIBANK N.A., ISTANBUL                                              TVS
                      Citibank N.A., New York Agreement 7/16/81                Central Bank of Turkey
                      New York Agreement Amendment 8/31/90

UNITED KINGDOM     MIDLAND BANK PLC                                                     CGO
                      Midland Bank Agreement 8/8/90                                     CMO
                      Omnibus Amendment 12/15/93

URUGUAY            CITIBANK N.A., MONTEVIDEO                                           None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90


                                  PAGE 5 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
VENEZUELA          CITIBANK N.A., CARACAS                                              None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

ZAMBIA             BARCLAYS BANK PLC                                                   None
                      Barclays Bank Agreement 10/5/94

ZIMBABWE           BARCLAYS BANK PLC                                                   None
                      Barclays Bank Agreement 10/5/94



         I HEREBY CERTIFY THAT AT ITS MEETING ON ___________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



/s/ Paul P. Stamler                              5/16/95
----------------------------------               -------------------------------
(SIGNATURE)                                      (DATE)




S.U.P.
----------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                   APPENDIX A

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
ARGENTINA          CITIBANK N.A., BUENOS AIRES                                    Caja de Valores
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90

AUSTRALIA          NATIONAL AUSTRALIA BANK LTD                                   Austraclear Ltd.
                      National Australia Bank Agt. 5/1/85                   Reserve Bank of Australia
                      Agreement Amendment 2/13/92
                      Omnibus Amendment 11/22/93

AUSTRIA            CREDITANSTALT BANKVEREIN                                            OEKB
                      Creditanstalt Bankverein Agreement 12/18/89
                      Omnibus Amendment 1/17/94

BANGLADESH         STANDARD CHARTERED BANK, DHAKA                                      None
                      Standard Chartered Bank Agreement 2/18/92

BELGIUM            BANQUE BRUXELLES LANBERT                                            CIK
                      Banque Bruxelles Lambert Agt. 11/15/90               Banque Nationale de Belgique
                      Omnibus Amendment 3/1/94

BOTSWANA           BARCLAYS BANK PLC                                                   None
                      Barclays Bank Agreement 10/5/94

BRAZIL             THE FIRST NATIONAL BANK OF BOSTON, SAO                            BOVESPA
                   PAULO                                                               CLC
                      First National Bank of Boston Agreement 1/5/88
                      Omnibus Amendment 2/22/94

CANADA             CANADIAN IMPERIAL BANK OF COMMERCE                                  CDS
                      Canadian Imperial Bank of Commerce Agreement
                      9/9/88
                      Omnibus Amendment 12/1/93

CHILE              CITIBANK N.A., SANTIAGO                                 Bolso Deposito Centralidado
                      Citibank N.A., New York Agreement 7/16/81                de Valores de Chile
                      New York Agreement Amendment 8/31/90                 (to be established in 1995)

CHINA              STANDARD CHARTERED BANK, SHANGHAI                                 SSCCRC
                      Standard Chartered Bank Agreement 2/18/92

CHINA              STANDARD CHARTERED BANK, SHENZHEN                                  SSRC
                      Standard Chartered Bank Agreement 2/18/92


                                  PAGE 1 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
COLOMBIA           CITITRUST COLOMBIA S.A. SOCIEDAD                                     None
                   FIDUCIARIA
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank N.A. Subsidiary Amendment 8/7/92
                      Citibank N.A./Cititrust Colombia Agreement
                      12/2/91

CZECH REPUBLIC     CESKOSLOVENSKA OBCHODNI BANKA, A.S.                                   SCP
                      Ceskoslovenska Obchodni Banka Agreement                    Czech National Bank
                      2/28/94

DENMARK            DEN DANSKE BANK                                                        VP
                      Den Danske Bank Agreement 1/1/89
                      Omnibus Amendment 12/1/93

FINLAND            UNION BANK OF FINLAND                                                 CSR
                      Union Bank of Finland Agreement 2/27/89                           HMMC
                      Omnibus Amendment 4/6/94

FRANCE             BANQUE INDOSUEZ                                                    SICOVAM
                      Banque Indosuez Agreement 7/19/90                           Banque de France
                      Omnibus Amendment 3/10/94

GERMANY            BERLINER HANDELS UND FRANKFURTER BANK                           Kassenverein
                      Berliner Handels und Frankfurter Bank Agt.
                      6/28/90

GHANA              BARCLAYS BANK PLC                                                   None
                      Barclays Bank Agreement 10/5/94

GREECE             CITIBANK N.A., ATHENS                                     Apothetirion Titlon A.E.
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

HONG KONG          HONGKONG & SHANGHAI BANKING CORP..                                  HKSCC
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

HUNGARY            CITIBANK BUDAPEST RT.                                            KELER Ltd.
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank N.A. Subsidiary Amendment 8/7/92
                      Citibank N.A./Citibank Budapest Agreement
                      1/24/92


                                  PAGE 2 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
INDIA              CITIBANK N.A., BOMBAY                                               None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank, Bombay Amendment 11/17/93

INDONESIA          CITIBANK N.A., JAKARTA                                              None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

IRELAND            ALLIED IRISH BANKS PLC                                     Gilt Settlement Office
                      Allied Irish Banks Agreement 1/10/89
                      Omnibus Amendment 4/8/94

ISRAEL             BANK HAPOALIM B.M.                                         TASE Clearinghouse Ltd.
                      Bank Hapoalim Agreement 8/27/92

ITALY              BANCA COMMERCIALE ITALIANA                                      Monte Titoli
                      Banca Commerciale Italiana Agreement 5/8/89                 Banca D'Italia
                      Agreement Amendment 10/8/93
                      Omnibus Amendment 12/14/93

JAPAN              THE BANK OF TOKYO, LTD.                                           JASDEC
                      The Bank of Tokyo Agreement 6/2/94                          Bank of Japan

JAPAN              MITSUI TRUST & BANKING CO. LTD.                                   JASDEC
                      Mitsui Trust & Banking Agreement 3/1/89                     Bank of Japan

KENYA              BARCLAYS BANK PLC                                                  None
                      Barclays Bank Agreement 10/5/94

KOREA              CITIBANK N.A., SEOUL                                                KSD
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank, Seoul Agreement Supplement 10/28/94

MALAYSIA           HONGKONG BANK MALAYSIA BERHAD                                       MCD
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91          Bank Negara Malaysia
                      Omnibus Supplement 12/29/93
                      Malaysia Subsidiary Supplement 5/23/94

MEXICO             CITIBANK MEXICO, S.A.                                             Indeval
                      Citibank N.A., New York Agreement 7/16/81                  Banco de Mexico
                      New York Agreement Amendment 8/31/90
                      Citibank Mexico, S.A. Amendment 2/7/95


                                  PAGE 3 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
MOROCCO            BANQUE MAROCAINE DU COMMERCE EXTERIEUR                              None
                      BMCE Agreement 7/6/94

NETHERLANDS        ABN-AMRO BANK                                                     NECIGEF
                      ABN-AMRO Agreement 12/19/88                             De Nederlandsche Bank

NEW ZEALAND        NATIONAL AUSTRALIA BANK LTD.                            Reserve Bank of New Zealand
                      National Australia Bank Agreement 5/1/85
                      Agreement Amendment 2/13/92
                      Omnibus Amendment 11/22/93
                      New Zealand Addendum 3/7/89

NORWAY             CHRISTIANIA BANK                                                    VPS
                      Christiania Bank Agreement 3/2/89

PAKISTAN           STANDARD CHARTERED BANK, KARACHI                                   None
                      Standard Chartered Bank Agreement 2/18/92

PERU               CITIBANK N.A., LIMA                                                CAVAL
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

PHILIPPINES        CITIBANK N.A., MANILA                                               None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

POLAND             CITIBANK (POLAND) S.A.                                              NDS
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank Subsidiary Amendment 8/7/92
                      Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92

PORTUGAL           BANCO ESPIRITO SANTO E COMERCIAL                                Interbolsa
                   DE LISBOA, S.A.
                      BESCL Agreement 4/26/89
                      Omnibus Amendment 2/23/94

SINGAPORE          HONGKONG & SHANGHAI BANKING CORP.                                  CDP
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

SLOVAKIA           CESKOSLOVENSKA OBCHODNI BANKA, A.S.                                SCP
                      Ceskoslovenska Obchodni Banka Agreement             National Bank of Slovakia
                      10/12/94


                                   PAGE 4 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
SOUTH AFRICA       FIRST NATIONAL BANK OF SOUTHERN AFRICA                               CD
                      First National Bank of Southern Africa Agt.
                      8/7/91
                      FNBSA Depository Amendment Proposed

SPAIN              BANCO SANTANDER                                                     SCLV
                      Banco Santander Agreement 12/14/88                          Banco de Espana

SRI LANKA          HONGKONG & SHANGHAI BANKING CORP.                                    CDS
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

SWAZILAND          BARCLAYS BANK PLC                                                    None
                      Barclays Bank Agreement 10/5/94

SWEDEN             SKANDINAVISKA ENSKILDA BANKEN                                        VPC
                      Skandinaviska Enskilda Banken Agreement 2/20/89
                      Omnibus Amendment 12/3/93

SWITZERLAND        UNION BANK OF SWITZERLAND                                            SEGA
                      Union Bank of Switzerland Agreement 12/20/88
                      Omnibus Amendment 11/29/94

TAIWAN             STANDARD CHARTERED BANK, TAIPEI                                      TSCD
                      Standard Chartered Bank Agreement 2/18/92

THAILAND           HONGKONG & SHANGHAI BANKING CORP.                                    SDC
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Amendment 12/29/93

TRANSNATIONAL      BROWN BROTHERS HARRIMAN & CO.                                       Cedel
                                                                                     Euroclear

TURKEY             CITIBANK N.A., ISTANBUL                                              TVS
                      Citibank N.A., New York Agreement 7/16/81                Central Bank of Turkey
                      New York Agreement Amendment 8/31/90

UNITED KINGDOM     MIDLAND BANK PLC                                                     CGO
                      Midland Bank Agreement 8/8/90                                     CM0
                      Omnibus Amendment 12/15/93

URUGUAY            CITIBANK N.A., MONTEVIDEO                                           None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90


                                  PAGE 5 OF 6

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
VENEZUELA          CITIBANK N.A., CARACAS                                               None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

ZAMBIA             BARCLAYS BANK PLC                                                    None
                      Barclays Bank Agreement 10/5/94

ZIMBABWE           BARCLAYS BANK PLC                                                    None
                      Barclays Bank Agreement 10/5/94



I HEREBY CERTIFY THAT AT ITS MEETING ON _____________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



-------------------------------                ---------------------------
(SIGNATURE)                                    (DATE)




-------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                            THE INDONESIA FUND, INC.

                                   APPENDIX A

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
CHINA              STANDARD CHARTERED BANK, SHANGHAI                                   SSCCRC
                      Standard Chartered Bank Agreement 2/18/92

CHINA              STANDARD CHARTERED BANK, SHENZHEN                                   SSRC
                      Standard Chartered Bank Agreement 2/18/92

HONG KONG          HONGKONG & SHANGHAI BANKING CORP.                                   HKSCC
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

INDIA              CITIBANK N.A., BOMBAY                                               None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank, Bombay Amendment 11/17/93

INDONESIA          CITIBANK N.A., JAKARTA                                              None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

KOREA              CITIBANK N.A., SEOUL                                                KSD
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank, Seoul Agreement Supplement 10/28/94

MALAYSIA           HONGKONG BANK MALAYSIA BERHAD                                       MCD
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91          Bank Negara Malaysia
                      Omnibus Supplement 12/29/93
                      Malaysia Subsidiary Supplement 5/23/94

PAKISTAN           STANDARD CHARTERED BANY, KARACHI                                    None
                      Standard Chartered Bank Agreement 2/18/92

PHILIPPINES        CITIBANK N.A., MANILA                                               None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

SINGAPORE          HONGKONG & SHANGHAI BANKING CORP.                                    CDP
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93

SRI LANKA          HONGKONG & SHANGHAI BANKING CORP.                                    CDS
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Supplement 12/29/93


                                  PAGE 1 OF 2

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
THAILAND           HONGKONG & SHANGHAI BANKING CORP.                                    SDC
                      Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                      Omnibus Amendment 12/29/93

TRANSNATIONAL      BROWN BROTHERS HARRIMAN & CO.                                       Cedel
                                                                                     Euroclear

TURKEY             CITIBANK N.A., ISTANBUL                                              TVS
                      Citibank N.A., New York Agreement 7/16/81                Central Bank of Turkey
                      New York Agreement Amendment 8/31/90



I HEREBY CERTIFY THAT AT ITS MEETING ON _____________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



---------------------------------                   ---------------------------
(SIGNATURE)                                   (DATE)


---------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                       THE LATIN AMERICA EQUITY FUND, INC.

                                   APPENDIX A

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
ARGENTINA          CITIBANK N.A., BUENOS AIRES                                    Caja de Valores
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90

BRAZIL             THE FIRST NATIONAL BANK OF BOSTON, SAO                              BOVESPA
                   PAULO                                                                 CLC
                      First National Bank of Boston Agreement 1/5/88
                      Omnibus Amendment 2/22/94

CHILE              CITIBANK N.A., SANTIAGO                                   Bolso Deposito Centralidado
                      Citibank N.A., New York Agreement 7/16/81                  de Valores de Chile
                      New York Agreement Amendment 8/31/90                   (to be established in 1995)

COLOMBIA           CITITRUST COLOMBIA S.A. SOCIEDAD                                      None
                   FIDUCIARIA
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank N.A. Subsidiary Amendment 8/7/92
                      Citibank N.A./Cititrust Colombia Agreement
                      12/2/91

MEXICO             CITIBANK MEXICO, S.A.                                                Indeval
                      Citibank N.A., New York Agreement 7/16/81                     Banco de Mexico
                      New York Agreement Amendment 8/31/90
                      Citibank Mexico, S.A. Amendment 2/7/95

PERU               CITIBANK N.A., LIMA                                                   CAVAL
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

TRANSNATIONAL      BROWN BROTHERS HARRIMAN & CO.                                         Cedel
                                                                                       Euroclear

UNITED KINGDOM     MIDLAND BANK PLC                                                       CGO
                      Midland Bank Agreement 8/8/90                                       CMO
                      Omnibus Agreement 12/15/93

URUGUAY            CITIBANK N.A., MONTEVIDEO                                              None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

VENEZUELA          CITIBANK N.A., CARACAS                                                 None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

         I HEREBY CERTIFY THAT AT ITS MEETING ON ___________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



---------------------------------                   ---------------------------
(SIGNATURE)                                   (DATE)


---------------------------------
(TITLE)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

                     THE LATIN AMERICA INVESTMENT FUND, INC.

                                   APPENDIX A

COUNTRY                     SUBCUSTODIAN                                             DEPOSITORY
-------                     ------------                                             ----------
ARGENTINA          CITIBANK N.A., BUENOS AIRES                                     Caja de Valores
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90

BRAZIL             THE FIRST NATIONAL BANK OF BOSTON, SAO                              BOVESPA
                   PAULO                                                                 CLC
                      First National Bank of Boston Agreement 1/5/88
                      Omnibus Amendment 2/22/94

CHILE              CITIBANK N.A., SANTIAGO                                    Bolso Deposito Centralidado
                      Citibank N.A., New York Agreement 7/16/81                   de Valores de Chile
                      New York Agreement Amendment 8/31/90                    (to be established in 1995)

COLOMBIA           CITITRUST COLOMBIA S.A. SOCIEDAD                                      None
                   FIDUCIARIA
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90
                      Citibank N.A. Subsidiary Amendment 8/7/92
                      Citibank N.A./Cititrust Colombia Agreement 12/2/91

MEXICO             CITIBANK MEXICO, S.A.                                                Indeval
                      Citibank N.A., New York Agreement 7/16/81                     Banco de Mexico
                      New York Agreement Amendment 8/31/90
                      Citibank Mexico, S.A. Amendment 2/7/95

PERU               CITIBANK N.A., LIMA                                                   CAVAL
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

TRANSNATIONAL      BROWN BROTHERS HARRIMAN & CO.                                         Cedel
                                                                                       Euroclear

UNITED KINGDOM     MIDLAND BANK PLC                                                       CGO
                      Midland Bank Agreement 8/8/90                                       CMO
                      Omnibus Amendment 12/15/93


URUGUAY            CITIBANK N.A., MONTEVIDEO                                              None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

VENEZUELA          CITIBANK N.A., CARACAS                                                 None
                      Citibank N.A., New York Agreement 7/16/81
                      New York Agreement Amendment 8/31/90

         I HEREBY CERTIFY THAT AT ITS MEETING ON ___________________________ THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



-------------------------------                   ------------------------------
(SIGNATURE)                                       (DATE)



-------------------------------
(TITLE)

                                                                      APPENDIX B

                        EACH OF THE INVESTMENT COMPANIES

                           LISTED ON APPENDIX C HERETO



THE FOLLOWING AUTHORIZED SOURCES ARE TO BE USED FOR PRICING AND FOREIGN EXCHANGE QUOTATIONS, CORPORATE ACTIONS, DIVIDENDS AND RIGHTS OFFERINGS:




                                          AUTHORIZED SOURCES
                                          ------------------


                                          QUOTRON
                                          REUTERS
                                          INTERACTIVE DATA CORPORATION
                                          VALORINFORM (GENEVA)
                                          TELEKURS
                                          SUBSCRIPTION BANKS
                                          FUND MANAGERS
                                          EXTEL (LONDON)
                                          REPUTABLE FOREIGN BROKERS




APPROVED:
         ---------------------------------

                                      DATE

                                  APPENDIX "C"

                                       TO

                               CUSTODIAN AGREEMENT

                                     BETWEEN

                         EACH OF THE FUNDS LISTED BELOW

                        and BROWN BROTHERS HARRIMAN & CO.

                            Dated as of June 14, 1995

The following is a list of Funds for which the Custodian shall serve under a Custodian Agreement dated as of June 14, 1995 (the "Agreement"):

                  The Brazilian Equity Fund, Inc.
                  The Chile Fund, Inc.
                  The Emerging Markets Infrastructure Fund, Inc.
                  The Emerging Markets Telecommunications Fund, Inc. The First Israel Fund, Inc.
                  The Indonesia Fund, Inc,
                  The Latin America Equity Fund, Inc.
                  The Latin America Investment Fund, Inc.
                  The Portugal Fund, Inc.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such Fund.



BEA ASSOCIATES                                 BROWN BROTHERS HARRIMAN & CO.


By:                                            By:
   ---------------------------                       ---------------------------
Name:                                          Name:
Title:                                         Title: